CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Chris Johns, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 12/23/09                          /s/ Chris Johns
                                        ----------------------------------------
                                        Chris Johns, President
                                        (principal executive officer)

I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 12/23/09                          /s/ Lelia Long
                                        ----------------------------------------
                                        Lelia Long, Treasurer
                                        (principal financial officer)